Exhibit m(3)c

EXHIBIT A

Fee Schedule

Dated June 8, 2012

Subject to the limitations imposed by Section 3 of the Plan and Rule 2830 of the FINRA’s Conduct Rules, the current level of fees payable to the Distributor pursuant to Section 2 of the Plan are set forth below.

Funds and Class	Maximum Fees for Distribution Services and Service Activities
Target Income Series – Class K	0.25%
Target 2010 Series – Class K	0.25%
Target 2015 Series – Class K	0.25%
Target 2020 Series – Class K	0.25%
Target 2025 Series – Class K	0.25%
Target 2030 Series – Class K	0.25%
Target 2035 Series – Class K	0.25%
Target 2040 Series – Class K	0.25%
Target 2045 Series – Class K	0.25%
Target 2050 Series – Class K	0.25%
Target 2055 Series – Class K	0.25%

Target Income Series – Class R	0.50%
Target 2010 Series – Class R	0.50%
Target 2015 Series – Class R	0.50%
Target 2020 Series – Class R	0.50%
Target 2025 Series – Class R	0.50%
Target 2030 Series – Class R	0.50%
Target 2035 Series – Class R	0.50%
Target 2040 Series – Class R	0.50%
Target 2045 Series – Class R	0.50%
Target 2050 Series – Class R	0.50%
Target 2055 Series – Class R	0.50%

Target Income Series – Class C	1.00%
Target 2010 Series – Class C	1.00%
Target 2015 Series – Class C	1.00%
Target 2020 Series – Class C	1.00%
Target 2025 Series – Class C	1.00%
Target 2030 Series – Class C	1.00%
Target 2035 Series – Class C	1.00%
Target 2040 Series – Class C	1.00%
Target 2045 Series – Class C	1.00%
Target 2050 Series – Class C	1.00%
Target 2055 Series – Class C	1.00%

Funds and Class	Maximum Fees for Distribution Services and Service Activities
Pro-Blend Conservative Term Series - Class C	1.00%
Pro-Blend Moderate Term Series - Class C	1.00%
Pro-Blend Extended Term Series - Class C	1.00%
Pro-Blend Maximum Term Series - Class C	1.00%
Tax Managed Series – Class B	1.00%
Small Cap Series – Class B	1.00%
World Opportunities Series – Class B	1.00%

Pro-Blend Conservative Term Series - Class Z	0.75%
Pro-Blend Moderate Term Series - Class Z	0.75%
Pro-Blend Extended Term Series - Class Z	0.75%
Pro-Blend Maximum Term Series - Class Z	0.75%
Tax Managed Series – Class Z	0.75%
Small Cap Series – Class Z	0.75%
World Opportunities Series – Class Z	0.75%

Pro-Blend Conservative Term Series - Class R	0.50%
Pro-Blend Moderate Term Series - Class R	0.50%
Pro-Blend Extended Term Series - Class R	0.50%
Pro-Blend Maximum Term Series - Class R	0.50%
Tax Managed Series – Class D	0.50%
Small Cap Series – Class D	0.50%
World Opportunities Series – Class D	0.50%

Pro-Blend Conservative Term Series - Class E	0.25%
Pro-Blend Moderate Term Series - Class E	0.25%
Pro-Blend Extended Term Series - Class E	0.25%
Pro-Blend Maximum Term Series - Class E	0.25%
Tax Managed Series – Class E	0.25%
Small Cap Series – Class E	0.25%
World Opportunities Series – Class E	0.25%